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                                                                     EXHIBIT 4.1


                          (LOGO OF CYBER DIALOGUE INC.)
                               CYBER DIALOGUE INC.

NUMBER
CDI                                                                       SHARES




              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                CUSIP 23244M 10 9

                       SEE REVERSE FOR CERTAIN DEFINITIONS



THIS CERTIFIES THAT



is the owner of

           FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                     $.01 PAR VALUE, OF CYBER DIALOGUE INC.
(the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all of the terms and conditions contained in the Certificate of Incorporation and all amendments thereto. Upon request, the Corporation will furnish without charge to the holder hereof of a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as may be established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, the number of shares constituting each class and series, and the designations thereof. This Certificate is not valid unless counter signed and registered by the Transfer Agent and Registrar.

WITNESS the facsimile signatures of the duly authorized officers of the Corporation.

Dated:                              Corporate Seal of Cyber Dialogue Inc.


/s/ C. Andrew Watt                  /s/ Mark Esiri
---------------------------         -----------------------
Chief Financial Officer             Chief Executive Officer
and Treasurer                       and President


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COUNTERSIGNED AND REGISTERED:
         AMERICAN STOCK TRANSFER & TRUST COMPANY
                (NEW YORK, N.Y.)
BY                     TRANSFER AGENT AND REGISTRAR

AUTHORIZED SIGNATURE
[REVERSE SIDE OF CERTIFICATE]

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

               TEN COM           - as tenants in common
               TEN ENT           - as tenants by the entireties
               JT  TEN           - as joint tenants with right of
                                   survivorship and not as tenants in common

UNIF GIFT MIN ACT -                     Custodian
                   --------------------------------------------------------
                               (Cust)                          (Minor)
                                 under Uniform Gifts to Minors

                                 Act
                                       ----------------------------------
                                             (State)

        Additional abbreviations may also be used though not in the above list.

For Value Received,__________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE

____________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)
____________________________________________________________________________
______________________________________ Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      --------------------------------------






                                       2

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                                 --------------------------------------

                                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANGE WHATEVER.

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Cyber Dialogue Inc. (the "Corporation") and the Rights Agent thereunder (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Corporation will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge, promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

Signature(s) Guaranteed

By
  ---------------------------------------------------

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.



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